SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Asia Pacific Growth Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  May 1,
1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $853        N/A        $953

T   =  Average Annual
       Total Return              -14.66%     N/A        -1.81%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Diversified Income Fund
Fiscal period ending: December 31, 1997
Inception date (if less than 10 years of performance):  September
15, 1993


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $1,074      N/A        $1,364

T   =  Average Annual
       Total Return              7.38%       N/A        7.50%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $4,370,800

Expenses                      $351,442

Reimbursement                 $0

Average shares                53,608,765

NAV                           $11.31

Yield at NAV                  8.09%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Global Asset Allocation Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,197    $1,976       $3,105


T   =  Average Annual
       Total Return              19.67%    14.60%       12.11%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $2,554,003

Expenses                      $573,792

Reimbursement                 $0

Average shares                51,024,411

NAV                           $18.76

Yield at NAV                  2.50%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Global Growth Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  May 1,
1990


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,143    $2,032       $2,171

T   =  Average Annual
       Total Return              14.33%    15.24%       10.63%*

              *Life of fund, if less than 10 years

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Growth and Income Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,241    $2,373       $4,601


T   =  Average Annual
       Total Return              24.15%    18.86%       16.65%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $15,437,827

Expenses                      $2,911,679

Reimbursement                 $0

Average shares                293,142,590

NAV                           $28.32

Yield at NAV                  1.82%
    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT High Yield Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,143    $1,808       $2,937


T   =  Average Annual
       Total Return              14.34%    12.57%       11.49%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $8,086,980

Expenses                      $538,044

Reimbursement                 $0

Average shares                74,312,292

NAV                           $13.62

Yield at NAV                  9.12%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT International Growth Fund
Fiscal period ending: December 31, 1997
Inception date (if less than 10 years of performance):  January
2, 1997


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment          N/A       N/A        $1,000

ERV =  Ending Redeemable Value     N/A       N/A        $1,161

T   =  Average Annual
       Total Return                N/A       N/A        16.13%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT International Growth and Income Fund
Fiscal period ending: December 31, 1997
Inception date (if less than 10 years of performance):  January
2, 1997


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment          N/A       N/A        $1,000

ERV =  Ending Redeemable Value     N/A       N/A        $1,194

T   =  Average Annual
       Total Return                N/A       N/A        19.43%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $295,609

Expenses                      $77,297

Reimbursement                 $0

Average shares                17,165,489

NAV                           $11.53

Yield at NAV                  1.33%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT International New Opportunities Fund
Fiscal period ending: December 31, 1997
Inception date (if less than 10 years of performance):  January
2, 1997


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment          N/A       N/A         $1,000

ERV =  Ending Redeemable Value     N/A       N/A         $999

T   =  Average Annual
       Total Return                N/A       N/A         -0.10%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Money Market Fund
Fiscal periods ending: December 31, 1997
Inception date (if less than 10 years of performance):  February
1, 1988




7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365


TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                         5.34%


CALCULATION OF 7 DAY EFFECTIVE YIELD

                         7 DAY YIELD          ^52.142857
                   ( 1 + --------------------)           -1
                          (100 * 52.142587)

7 DAY EFFECTIVE YIELD =         5.48%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT New Opportunities Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  May 2,
1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000      N/A        $1,000

ERV =  Ending Redeemable Value   $1,233      N/A        $2,129

T   =  Average Annual
       Total Return              23.29%      N/A        22.86%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT New Value Fund
Fiscal period ending: December 31, 1997
Inception date (if less than 10 years of performance):  January
2, 1997


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment          N/A       N/A         $1,000

ERV =  Ending Redeemable Value     N/A       N/A         $1,176

T   =  Average Annual
       Total Return                N/A       N/A         17.60%*

              *Life of fund, if less than 10 years

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT U.S. Government and High Quality Bond Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,086    $1,442       $2,292


T   =  Average Annual
       Total Return              8.64%     7.60%        8.73%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $4,865,001

Expenses                      $562,091

Reimbursement                 $0

Average shares                58,720,508

NAV                           $13.42

Yield at NAV                  6.64%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Utilities Growth and Income Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  May 4,
1992


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000        $1,000

ERV =  Ending Redeemable Value   $1,271    $2,034        $2,179

T   =  Average Annual
       Total Return              27.10%    15.26%        14.72%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends        $2,568,490

Expenses                      $472,367

Reimbursement                 $0

Average shares                47,787,178

NAV                           $17.14

Yield at NAV                  3.09%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Vista Fund
Fiscal period ending: December 31, 1997
Inception date (if less than 10 years of performance):  January
1, 1997


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment          N/A       N/A         $1,000

ERV =  Ending Redeemable Value     N/A       N/A         $1,232

T   =  Average Annual
       Total Return                N/A       N/A         23.21%*

              *Life of fund, if less than 10 years

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam VT Voyager Fund
Fiscal period ending:  December 31, 1997
Inception date (if less than 10 years of performance):  February
1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,265    $2,411       $5,193

T   =  Average Annual
       Total Return              26.51%    19.25%       18.08%*

              *Life of fund, if less than 10 years